EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Apex Resources Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Linda Bao, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Annual Report on Form 10-K for the fiscal year ended June 30, 2019, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in such Annual Report on Form 10-K for the fiscal year ended June 30, 2019, fairly presents, in all material respects, the financial condition and result of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 23rd day of January, 2020.

By:	/s/ Linda Bao
Linda Bao
Chief Financial Officer